UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2020

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2020, Pennsylvania Real Estate Investment Trust (“PREIT” or the “Company”), PREIT Associates, L.P. and PREIT-RUBIN, Inc. (collectively with PREIT and PREIT Associates, L.P., the “Borrower”) entered into (a) a Sixth Amendment  to Seven-Year Term Loan (the “7-Year Term Loan Amendment”), which amends that certain Seven-Year Term Loan Agreement, dated January 8, 2014 (as amended, the “7-Year Term Loan”) with Wells Fargo Bank, National Association and the other financial institutions signatory thereto and (b) a First Amendment to Amended and Restated Credit Agreement (the “2018 Credit Agreement Amendment” and, together with the 7-Year Term Loan Amendment, the “Loan Amendments”), which amends that certain Amended and Restated Credit Agreement, dated May 24, 2018 (as amended, the “2018 Credit Agreement”) with Wells Fargo Bank, National Association and the other financial institutions signatory thereto.

The primary purpose of the Borrower in entering into the Loan Amendments is to provide certain debt covenant relief through September 30, 2020.

7-Year Term Loan Amendment

Among other things, the 7-Year Term Loan Amendment:

(i) modifies certain definitions, including Adjusted EBITDA, Adjusted NOI and Gross Asset Value;

(ii) adjusts the applicable margin pricing grid to add a new tier applicable when the ratio of total liabilities to gross asset value equals or exceeds 0.600 to 1.000, and that new tier of applicable margin took effect immediately upon the effectiveness of the 7-Year Term Loan Amendment and will remain in effect at least through the end of the fiscal quarter ending June 30, 2020;

(iii) adds a mandatory prepayment provision requiring that the Borrower prepay the Loans under the 7-Year Term Loan in an amount equal to 45.45% of any Net Cash Proceeds received from certain Capital Events (provided that any Net Cash Proceeds from Capital Events in excess of $150,000,000 must be applied 50% toward repayment of outstanding Revolving Loans under the 2018 Credit Agreement with 45.45% of the remaining 50% applied to prepay the Loans under the 7-Year Term Loan), subject to certain exceptions;

(iv) adds monthly principal amortization payments of $909,090.91 for the months of April, May, June, July, August and September of 2020;

(v) amends certain financial covenants as follows: (i) the Ratio of Total Liabilities to Gross Asset Value (such that the ratio must not exceed 0.65 to 1.00 at any time prior to and including September 30, 2020, or 0.60 to 1.00 at any time thereafter, subject to certain exceptions), (ii) the Ratio of Adjusted EBITDA to Fixed Charges (such that the ratio must not be less than 1.40 to 1.00 for any period ending on or before September 30, 2020, or 1.50 to 1.00 for any period ending thereafter), and (iii) Unencumbered Debt Yield (such that the Unencumbered Debt Yield must be at least (A) 10.0% at any time prior to September 30, 2020, (B) 11.25% any time after September 30, 2020 through and including June 30, 2021, and (C) 11.50% at any time thereafter);

(vi) adds a covenant restricting the Borrower and Guarantors (and any Subsidiary thereof) from incurring additional Indebtedness (subject to certain exceptions);

(vii) adds a covenant requiring the Borrower to maintain unrestricted cash liquidity of $25,000,000 at all times prior to September 30, 2020;

(viii) requires that the Borrower work diligently and in good faith with the Administrative Agent and the Lenders toward an additional modification of the 7-Year Term Loan and related indebtedness that refinances or restructures such indebtedness; and

(ix) prohibits the Borrower from entering into a sale-leaseback or any similar transaction with respect to Unencumbered Property without the Requisite Lenders’ consent, subject to certain exceptions.

The 7-Year Term Loan contains other affirmative and negative covenants customarily found in facilities of its type that remain unchanged under the 7-Year Term Loan Amendment and are described in PREIT’s Annual Report on Form 10-K for the year ended December 31, 2019. All capitalized terms used above in this Current Report on Form 8-K and not otherwise defined herein have the meanings ascribed to such terms in the 7-Year Term Loan. The description above is qualified in its entirety by reference to the 7-Year Term Loan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

2018 Credit Agreement Amendment

Among other things, the 2018 Credit Agreement Amendment:

(i) modifies certain definitions, including Adjusted EBITDA, Adjusted NOI and Gross Asset Value in a manner consistent with the 7-Year Term Loan Amendment;

(ii) adjusts the applicable margin pricing grid to add a new tier applicable when the ratio of total liabilities to gross asset value equals or exceeds 0.600 to 1.000, and that new tier of applicable margin took effect immediately upon the effectiveness of the 2018 Credit Agreement Amendment and will remain in effect at least through the end of the fiscal quarter ending June 30, 2020;

(iii) adds a mandatory prepayment provision requiring that (i) the Borrower prepay the Term Loans under the 2018 Credit Agreement in an amount equal to 54.55% of any Net Cash Proceeds received from certain Capital Events (provided that any Net Cash Proceeds from Capital Events in excess of $150,000,000 must be applied 50% toward repayment of outstanding Revolving Loans under the 2018 Credit Agreement with 54.55% of the remaining 50% applied to prepay the Term Loans under the 2018 Credit Agreement), subject to certain exceptions and (ii) if the Borrower has greater than $50,000,000 of unrestricted cash on its balance sheet for five consecutive days any time prior to September 30, 2020, that the Borrower prepay the Revolving Loans with its excess cash above $50,000,000;

(iv) adds monthly principal amortization payments of $1,090,909.09 for the months of April, May, June, July, August and September of 2020;

(v) amends certain financial covenants as follows:  (i) the Ratio of Total Liabilities to Gross Asset Value (such that the ratio must not exceed 0.65 to 1.00 at any time prior to and including September 30, 2020, or 0.60 to 1.00 at any time thereafter, subject to certain exceptions), (ii) the Ratio of Adjusted EBITDA to Fixed Charges (such that the ratio must not be less than 1.40 to 1.00 for any period ending on or before September 30, 2020, or 1.50 to 1.00 for any period ending thereafter), and (iii) Unencumbered Debt Yield (such that the Unencumbered Debt Yield must be at least (A) 10.0% at any time prior to

September 30, 2020, (B) 11.25% any time after September 30, 2020 through and including June 30, 2021, and (C) 11.50% at any time thereafter);

(vi) adds a requirement that Borrower provide calculations evidencing compliance with certain financial covenants at the time of certain credit events after September 30, 2020;

(vii) adds a covenant restricting the Borrower and Guarantors (and any Subsidiary thereof) from incurring additional Indebtedness (subject to certain exceptions);

(viii) adds a covenant requiring the Borrower to maintain unrestricted cash liquidity of $25,000,000 at all times prior to September 30, 2020;

(ix) requires that the Borrower work diligently and in good faith with the Administrative Agent and the Lenders toward an additional modification of the 2018 Credit Agreement and related indebtedness that refinances or restructures such indebtedness;

(x) permanently reduces the aggregate Revolving Commitment under the 2018 Credit Agreement by $25,000,000 to $375,000,000; and

(xi) prohibits the Borrower from entering into a sale-leaseback or any similar transaction with respect to Unencumbered Property without the Requisite Lenders’ consent, subject to certain exceptions.

The 2018 Credit Agreement contains other affirmative and negative covenants customarily found in facilities of its type that remain unchanged under the 2018 Credit Agreement Amendment and are described in PREIT’s Annual Report on Form 10-K for the year ended December 31, 2019. All capitalized terms used above to describe the 2018 Credit Agreement Amendment in this Current Report on Form 8-K and not otherwise defined herein have the meanings ascribed to such terms in the 2018 Credit Agreement. The description above is qualified in its entirety by reference to the 2018 Credit Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2020, the Board of Trustees (the “Board”) of PREIT adopted an amendment (the “Trust Agreement Amendment”) to PREIT’s Amended and Restated Trust Agreement, as amended (the “Trust Agreement”) to expressly permit PREIT to hold its Annual Meeting of Shareholders by means of the Internet or other electronic communications technology. The Trust Agreement Amendment also amended the accompanying provisions related to electronic attendance at such a meeting. The Trust Agreement Amendment became effective on March 31, 2020 upon filing with the Department of State of the Commonwealth of Pennsylvania. A copy of the Trust Agreement Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On March 30, 2020 the Board also adopted an amendment (the “Bylaws Amendment”) to Section 1.01 of PREIT’s By-laws, as amended (the “Bylaws”) to expressly permit PREIT to hold shareholder meetings by means of the Internet or other electronic communications technology. The Bylaws Amendment became effective on March 31, 2020. A copy of the Bylaws, as amended through March 31, 2020, which reflects the addition of the Bylaws Amendment, is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The Board adopted the Trust Agreement Amendment and the Bylaws Amendment in anticipation of holding the Annual Meeting of Shareholders virtually due to health concerns associated with the COVID-19 global pandemic.

Item 8.01 Other Events.

On March 31, 2020, the Company announced that the Company and its Board have decided to reduce the Company’s quarterly dividend on common shares in an effort to further preserve liquidity to fund its operating business, and ultimately, reduce debt.  Beginning with the second quarter dividend, the Company plans to pay a quarterly cash dividend of $0.02 per common share. The payment of future dividends, including the second quarter dividend, is subject to the final determination of the Board, and will be based on future financial condition, results of operations, capital requirements, contractual restrictions, anticipated cash needs, business prospects, and other factors the Board may deem relevant.

On March 31, 2020, the Company also announced that it expects its financial results for the remainder of 2020 to be impacted by continued global economic uncertainty related to the COVID-19 pandemic. Given the evolving nature of the situation, the Company has withdrawn its financial outlook for 2020 provided in its February 25, 2020 earnings press release, which was furnished on a current report on Form 8-K on February 26, 2020. The Company intends to provide a further update in connection with its first quarter earnings announcement.

Forward Looking Statements

This current report contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements, results and dividend payments and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. Due to the unprecedented and rapidly changing social and economic impacts associated with the COVID-19 pandemic on the U.S. and global economies generally, and in particular on the U.S. retail environment, we are unable to predict or estimate the ultimate impact on our business or business prospects. The ultimate significance of  COVID-19 on our business will depend on, among other things: the extent and duration of the pandemic, the severity of the disease and the number of people infected with the virus; the effects on the economy of the pandemic and of the measures taken by governmental authorities and other third parties restricting day to day life and the length of time that such measures remain in place; our ability to obtain waivers to continue certain operations, including construction; and governmental programs implemented to assist consumers and business owners. Additional factors include those discussed herein and in our Annual Report on Form 10-K for the year ended December 31, 2019 in the section entitled “Item 1A. Risk Factors.” We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Trust Agreement dated December 18, 2008, as amended, dated as of March 31, 2020.

3.2	By-Laws of Pennsylvania Real Estate Investment Trust (as amended through March 31, 2020).

10.1

Sixth Amendment to Seven-Year Term Loan Agreement dated as of January 8, 2014, as amended, by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust, and the financial institutions party thereto, dated as of March 30, 2020.

10.2

First Amendment to Amended and Restated Credit Agreement dated as of May 24, 2018, by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust, and the financial institutions party thereto, dated as of March 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: March 31, 2020	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel